UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020

ACCEL ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive Burr Ridge, Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 28, 2020, Accel Entertainment, Inc. (the “Company”) completed an underwritten public offering (the “Offering”) of 8,000,000 shares of its Class A-1 common stock, par value $0.0001 per share (the “Class A-1 Common Stock”), pursuant to the terms of an Underwriting Agreement (the “Underwriting Agreement”), dated September 23, 2020, with Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein. The Company sold 8,000,000 shares of its Class A-1 Common Stock at a public offering price of $10.50 per share for a total offering size of $84,000,000.

The shares of Class A-1 Common Stock in the Offering were offered on a prospectus filed as part of the Registration Statement on Form S-1 (Commission File No. 333-248949), which was declared effective by the Securities and Exchange Commission on September 23, 2020, as amended by the Registration Statement on Form S-1 (Commission File No. 333-249003), filed pursuant to the Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), on September 23, 2020. The Company received proceeds from the sale of shares of Class A-1 Common Stock sold by it in the Offering of approximately $79,220,000 (net of underwriting discounts and commissions). As described in the prospectus, the Company intends to use the proceeds for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties, covenants, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1*	Underwriting Agreement, dated September 23, 2020, by and among Accel Entertainment, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: September 28, 2020	By:	/s/ Derek Harmer
Derek Harmer
General Counsel, Chief Compliance Officer and Secretary

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